UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

Boston Capital Tax Credit Fund IV L.P.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-26200	04-3208648
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Boston Place, Suite 2100 Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 624-8900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 11, 2020, Boston Capital Corporation (“BCC”), Boston Capital Companion Limited Partnership (“Companion”), an affiliate of BCC, and certain other affiliates of BCC entered into a definitive agreement with Boston Financial Investment Management, L.P. (“BFIM”) and BFBC Holdings GP, LLC, an affiliate of BFIM (together with BFIM, the “BFIM Parties”) pursuant to which the BFIM Parties have agreed to acquire 100% of the partnership interests in Companion. Under the terms of the agreement, the BFIM Parties will, through the acquisition of Companion, acquire, among other things, 100% of the partnership interests in Boston Capital Associates IV Limited Partnership, the general partner of Boston Capital Tax Credit Fund IV L.P. (the “Fund”), and 100% of the issued and outstanding common stock of BCTC IV Assignor Corp., the assignor limited partner of the Fund. Subject to receipt of regulatory approvals and satisfaction of other customary closing conditions, the transaction is expected to close in the fourth quarter of 2020.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By:	Boston Capital Associates IV Limited Partnership,
Its General Partner
By:	BCA Associates Limited Partnership,
Its General Partner

By:	C&M Management, Inc.,
Its General Partner

By:	/s/John P. Manning
John P. Manning
President

Date: September 14, 2020